UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2019

SABAN CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37878	98-1296434
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10100 Santa Monica Boulevard, 26th Floor
Los Angeles, California		90067
(Address of principal executive offices)		(Zip Code)

(310) 557-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

On September 13, 2018, Saban Capital Acquisition Corp. (“SCAC”) entered into a Business Combination Agreement (as amended on December 11, 2018, the “Business Combination Agreement”) with Panavision Inc. (“Panavision”), Sim Video International Inc. (“Sim”), Panavision Acquisition Sub, Inc., a direct wholly owned subsidiary of SCAC (“Panavision Acquisition Sub”), Sim Acquisition Sub, Inc., a direct wholly owned subsidiary of SCAC (“Sim Acquisition Sub”), Cerberus PV Representative, LLC (the “Panavision Holder Representative”, in its capacity as such), Granite Film and Television Equipment Rentals Inc. (the “Sim Holder Representative”, in its capacity as such) and the other parties thereto, relating to the contemplated business combination among SCAC, Panavision and Sim (the “Business Combination”). Due to market conditions, delays resulting from the recent partial U.S. government shutdown and the March 31, 2019 termination date of SCAC, SCAC, Panavision, Sim, the Panavision Holder Representative and the Sim Holder Representative jointly determined to terminate the Business Combination Agreement pursuant to a Termination Agreement, dated as of February 28, 2019 (the “Termination Agreement”), by and among such parties, effective as of such date.

As a result of the termination of the Business Combination Agreement, effective as of February 28, 2019, the Business Combination Agreement will be of no further force and effect, and each of the following agreements entered into in connection with the Business Combination Agreement will automatically either be terminated in accordance with their terms or be of no further force and effect: (1) the subscription agreements entered into by SCAC with certain investors, pursuant to which, among other things, such investors committed to subscribe for shares of SCAC for an aggregate amount of $55.0 million, $30.0 million of which was to be funded by Saban Sponsor II LLC (the “Sponsor PIPE Entity”), an affiliate of Saban Sponsor LLC (the “Sponsor”), (2) the Debt Commitment Letter entered into by SCAC with Bank of America, N.A., Bank of Montreal and ING Capital LLC, pursuant to which, among other things, such potential lenders committed to provide a $250.0 million ABL revolving credit facility, (3) the Debt Commitment Letter entered into by SCAC with Solus Alternative Asset Management LP, pursuant to which, among other things, such lender committed to provide a $100.0 million second lien term loan credit facility, (4) the Director Composition and Standstill Agreement entered into by SCAC with the Sponsor, the Sponsor PIPE Entity, the Principal Panavision Holders (as defined in the Business Combination Agreement) and the Panavision Holder Representative, pursuant to which, among other things, certain post-closing governance rights for the combined company were agreed upon and the parties agreed to take certain actions in connection with, or to facilitate, the Business Combination, and (5) the employment agreements entered into by SCAC with Kimberly Snyder and Bill Roberts.

As a result of the termination of the Business Combination Agreement, SCAC expects that it will, pursuant to its Amended and Restated Memorandum and Articles of Association, (1) starting on March 31, 2019, cease all operations except for the purpose of winding up, (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of its issued and outstanding Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with SCAC’s initial public offering, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Class A ordinary shares, which redemption will completely extinguish such shareholders’ rights as shareholders of SCAC (including the right to receive further liquidating distributions, if any), subject to applicable law, and (3) as promptly as reasonably possible following such redemption, subject to the approval of its remaining shareholders and its board of directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

A copy of the Termination Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “will,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the date on which SCAC will cease operations, the redemption of SCAC’s Class A ordinary shares and the liquidation and dissolution of SCAC. These statements are subject to risks and uncertainties regarding SCAC’s operations. A number of factors could cause actual results or outcomes to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to other risks and uncertainties discussed in SCAC’s Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors,” as updated from time to time by SCAC’s Quarterly Reports on Form 10-Q, and other documents filed or to be filed with the SEC by SCAC. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. SCAC undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Termination Agreement, dated as of February 28, 2019, by and among Saban Capital Acquisition Corp., Panavision Inc., Sim Video International Inc., Cerberus PV Representative, LLC and Granite Film and Television Equipment Rentals Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saban Capital Acquisition Corp.

Date: February 28, 2019	By:	/s/ Adam Chesnoff
	Name:	Adam Chesnoff
	Title:	President and Chief Executive Officer